                            SCHEDULE OF SUBSIDIARIES


                                                                      Exhibit 21
                                                        Schedule of Subsidiaries


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                                                    State
              Name                              Incorporation    % of Ownership
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Community Ambulette Service, Inc.                  Delaware             100%
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First Help Ambulance and Ambulette, Inc.           New York             100%
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Empire Ambulance and Ambulette, Inc.               New York             100%
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Century Ambulance and Ambulette, Inc.              New York             100%
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Richards/Decker Operating Company, Inc.            New York             100%
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Elite Ambulance and Medical Coach, Inc.           New Jersey            100%
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Hudson Valley Meddtex, Inc.                        New York             100%
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Clove Professional Services, Inc.                  New York             100%
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Consolidated Collections, Inc.                     New York             100%
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Richards/Decker Payroll Company, Inc.              New York             100%
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